Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Stock Split
On January 15, 2020, the Company filed its amended and restated certificate of incorporation which, among other things, effected a 1.8-for-1 stock split of its common stock and increased the authorized number of shares of its common stock to 2.08 billion. All references to share and per share amounts in the Company’s consolidated financial statements herein have been retrospectively revised to reflect the stock split and increase in authorized shares for all periods presented.
Initial Public Offering
On February 6, 2020, the Company’s common stock began trading on Nasdaq under the symbol “PPD.” On February 10, 2020, the Company completed its IPO of its common stock at a price to the public of $27.00 per share. The Company issued and sold 69.0 million shares of common stock in the IPO, including 9.0 million common shares issued pursuant to the full exercise of the underwriters option to purchase additional shares. The IPO raised proceeds of approximately $1,765.7 million for the Company, after deducting underwriting discounts and commissions and estimated offering expenses.
The Company used the net proceeds from the IPO (1) to redeem $550.0 million in aggregate principal amount of Initial HoldCo Notes, plus accrued and unpaid interest thereon and $5.5 million of redemption premium and (2) to redeem $900.0 million in aggregate principal amount of Additional HoldCo Notes, plus accrued and unpaid interest thereon and $9.0 million of redemption premium. Any excess net proceeds from the IPO will be used for general corporate purposes, which may include, among other things, further repayment of indebtedness as further discussed below.
In addition, the consulting services agreements with the Majority Sponsors terminated pursuant to their terms upon completion of the IPO on February 10, 2020. See Note 17, “Related Party Transactions,” for additional information regarding these agreements.
In connection with the IPO, the Company’s board of directors adopted, and the Company’s stockholders approved, the PPD, Inc. 2020 Omnibus Incentive Plan (“2020 Incentive Plan”), which allows us to implement a new market-based long-term incentive program to align the Company’s executive compensation package with similarly situated public companies. Any awards previously granted under the Eagle I Plan remain subject to the terms of the Eagle I Plan and the applicable award agreements. There are 39,053,663 shares of common stock available for future issuance under the 2020 Incentive Plan. No additional awards will be granted under the Eagle I Plan. Additionally, in connection with the IPO, the Company’s Amended and Restated Certificate of Incorporation, among other things, provides that the Company’s authorized capital stock consists of 2.0 billion shares of common stock, par value $0.01 per share and 100.0 million shares of preferred stock, par value $0.01 per share. Further, all non-voting shares of common stock were converted to voting shares of common stock.
Interest Rate Hedging
In February 2020, the Company entered into three interest rate swaps to hedge the exposure to the variability in interest payments on its Term Loan, in order to convert the majority of the Term Loan’s variable rate to a fixed rate. The swaps have a notional value of $3.5 billion, with an effective date of March 31, 2020 and a termination date of March 31, 2025. The swaps will follow the same accounting as described in Note 13, “Derivative Instruments and Hedging Activities.” See Note 1, “Basis of Presentation and Summary of Significant Accounting Policies,” for additional information on the Company’s accounting policy for derivative instruments and hedging activities.